361 Domestic Long/Short Equity Fund

Class/Ticker

Investor Class (ADMQX)

Class I (ADMZX)

Class Y (ADMWX)

361 Global Long/Short Equity Fund

Class/Ticker

Investor Class (AGAQX)

Class I (AGAZX)

Class Y (AGAWX)

Each a series of Investment Managers Series Trust (the “Trust”)

Supplement dated March 31, 2021, to the

the Summary Prospectuses,

each dated March 2, 2021.

At a special meeting held on March 17, 2021, shareholders of the 361 Domestic Long/Short Equity Fund and 361 Global Long/Short Equity Fund (each a “Fund” and together, the “Funds”) approved (i) a new investment advisory agreement between the Trust, on behalf of each Fund, and Hamilton Lane Advisors, L.L.C. (“Hamilton Lane”) (the “New Advisory Agreement”), (ii) a new investment sub-advisory agreement between Hamilton Lane and Wells Capital Management, Inc. (“WellsCap”) (the “New Sub-Advisory Agreement”), with respect to each Fund, and (iii) the use of a “manager of managers” arrangement to allow Hamilton Lane and the Board to hire or replace the respective Fund’s sub-advisors and modify any existing or future agreements with such sub-advisors in the future without a shareholder meeting.

361 Capital, LLC (“361 Capital”) and WellsCap currently serve as the Funds’ investment advisor and investment sub-advisor, respectively. Effective April 1, 2021 (the “Effective Date”), Hamilton Lane Advisors, L.L.C. (“Hamilton Lane”) will acquire the assets of 361 Capital (the “Transaction”). The New Advisory Agreement and New Sub-Advisory Agreement will become effective on the Effective Date and will be in effect for an initial two-year period.

Each Fund’s investment objective, principal investment strategy and investment policies will remain the same after the Transaction. In addition, the members of the WellsCap portfolio management team that have managed each Fund since its inception will continue to be members of the portfolio management team and will continue to be responsible for the day-to-day management of each Fund’s portfolio.

As a result of the foregoing, as of the Effective Date, all references in the Summary Prospectuses to 361 Capital as advisor to the Funds are deleted and replaced with Hamilton Lane.

Please file this Supplement with your records.